Oppenheimer Real Estate Fund

Prospectus and Statement of Additional Information Supplement

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Real Estate Fund (the “Fund”), each dated August 28, 2012. Capitalized terms used herein are as defined in the Prospectus or SAI.

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”).  As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, will become the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively.  OFI Global will, in turn, enter into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global will enter into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

In addition, on the Effective Date, Cornerstone Real Estate Advisers LLC (“Cornerstone” or the “Sub-Sub-Adviser”), will continue to provide the day-to-day portfolio management for the Fund. OFI will enter into a new sub-sub-advisory agreement for the Fund with Cornerstone, whereby on the Effective Date, any reference to the Sub-Adviser in the current Prospectus and SAI should be replaced with the term “Sub-Sub-Adviser”.

The realignment of advisory service responsibility between OFI Global, OFI, and Cornerstone will not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.   References to the Portfolio Managers’ positions with Cornerstone will continue to refer to Cornerstone.

References to the “Manager” in the Prospectus and SAI mean OFI Global and OFI unless the context indicates otherwise or unless otherwise specified. References to the “Sub-Adviser” in the Prospectus and SAI mean Cornerstone or the Sub-Sub-Adviser unless the context indicates otherwise or unless otherwise specified.

The Prospectus is revised as follows:

1.	Effective January 1, 2013, the Annual Fund Operating Expenses table under the section entitled “Fees and Expenses of the Fund” is replaced in its entirety with the following:

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I2
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.23%	1.00%	1.00%	0.50%	None	None
Other Expenses	0.46%	0.63%	0.48%	0.53%	0.13%	0.04%
Total Annual Fund Operating Expenses	1.69%	2.63%	2.48%	2.03%	1.13%	1.04%
Fee Waiver and/or Expense Reimbursement[3]	(0.22%)	(0.38%)	(0.23%)	(0.28%)	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.47%	2.25%	2.25%	1.75%	1.03%	0.94%

1.	Expenses have been restated to reflect current fees.
2.	Estimated expenses for the first full fiscal year that Class I shares are offered. Class I shares were first offered on August 28, 2012.
3.	After discussions with the Fund’s Board of Trustees, the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 1.50% for Class A, 2.25% for Class B and Class C shares, 1.75% for Class N shares, and 1.25% for Class Y shares as calculated on the daily net assets of the Fund. In addition, after discussions with the Fund’s Board of Trustees, the Manager has voluntarily agreed to waive 0.10% of its management fee for each class of the Fund. The Fund’s transfer agent has voluntarily agreed to limit its fees for Classes B, C, N and Y to 0.35% of average annual net assets per class per fiscal year, and to 0.30% of average annual net assets per fiscal year for Class A. Each of these fee waivers and/or expense limitations may not be amended or withdrawn before January 1, 2014.

2.	Effective January 1, 2013, the first paragraph of the section entitled “Top-Down Analysis” is replaced in its entirety with the following:

Top-Down Analysis. The Fund’s portfolio managers are employed by the Fund’s sub-sub-Adviser, Cornerstone Real Estate Advisers, Inc. (the “Sub-Sub-Adviser”), which has in-house real estate experts who can provide field observations regarding local, regional and national real estate trends and fundamentals in support of the top-down analysis. The Sub-Sub-Adviser also has comprehensive property databases that track the real estate markets by property type, geographic metro area and company portfolio. This allows the portfolio managers to use proprietary models to analyze markets at various levels, including Standard Industrial Classification code, zip code and Metropolitan Statistical Area, resulting in comprehensive industry databases.

3.	Effective immediately, the following paragraph is inserted after the section entitled “Main Risks of Investing in Stock”:

Main Risks of Investing in REITs. REITs are dependent upon the quality of their management and may not be diversified geographically or by property type. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. REITs generally tend to be small- to mid-cap stocks and are subject to risks of investing in those securities, including limited financial resources and dependency on heavy cash flow. REITs must qualify for favorable tax treatment under applicable tax laws, and a failure to qualify could adversely affect the value of the REIT. REITs are also subject to the risk that governments or regulatory authorities may take legislative and other regulatory actions that could adversely affect the status of REITs. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

4.	Effective January 1, 2013, the section entitled “Investment Adviser” is replaced in its entirety with the following:

Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser. OppenheimerFunds, Inc. (the “Sub-Adviser”) is its sub-adviser.

5.	Effective immediately, the section entitled “Investments by Funds of Funds” is replaced in its entirety with the following:

Investments by “Funds of Funds.” Class I and Class Y shares of the Fund are offered as an investment to certain other Oppenheimer funds that act as “funds of funds,” which may invest significant portions of their assets in shares of the Fund. From time to time, those investments may also represent a significant portion of the Fund’s outstanding shares, or of its outstanding Class I and/or Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may increase or reduce the amount of their investment in the Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of the Fund’s assets, the Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes. A decline in the Fund’s assets due to large redemptions could also cause the Fund’s operating expenses to increase. Further discussion of the possible effects of frequent trading in the Fund’s shares is included in the section “Limitations on Frequent Exchanges” in this prospectus.

6.	Effective January 1, 2013, the section entitled “How the Fund is Managed – THE MANAGER” is replaced in its entirety with the following:

THE MANAGER AND THE SUB-ADVISER.  OFI Global Asset Management, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc.  The Manager oversees the Fund’s investments and its business operations.  OppenheimerFunds, Inc., the Sub-Adviser, chooses the Fund’s investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund’s Board, under an investment advisory agreement with the Fund that states the Manager’s responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager.

The Manager has been an investment adviser since 2012.  The Sub-Adviser has been an investment adviser since 1960. The Manager and the Sub-Adviser are located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

7.	Effective January 1, 2013, the section entitled “How the Fund is Managed – Advisory Fees” is replaced in its entirety with the following:

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 1.00% of the first $1.0 billion of average annual net assets of the Fund, and 0.80% of average annual net assets over $1.0 billion. The Fund’s advisory fee for its fiscal year ended April 30, 2012 was 1.00% of average annual net assets for each class of shares before any waivers.

After discussions with the Fund’s Board of Trustees, the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.50% for Class A, 2.25% for Class B and Class C, 1.75% for Class N and 1.25% Class Y, as calculated on the daily net assets of the Fund. In addition, after discussions with the Fund’s Board of Trustees, the Manager has voluntarily agreed to waive 0.10% of its management fee for each class of the Fund. The Fund’s transfer agent has voluntarily agreed to limit its fees for Classes B, C, N and Y to 0.35% of average annual net assets per class per fiscal year, and to 0.30% of average net assets per fiscal year for Class A. Each of these fee waivers and/or expense limitations may not be amended or withdrawn before January 1, 2014.

The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. During the fiscal year ended April 30, 2012, those indirect expenses were less than 0.01% of average daily net assets and are therefore not shown in the fee table earlier in this prospectus. The Fund’s management fee and other annual operating expenses may vary in future years.

Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services.

8.	Effective immediately, the third bullet under the section entitled “About Class I Shares” is replaced in its entirety with the following:
•	be an “institutional investor” which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; 529 college savings plans; and family offices.

***

The SAI is revised as follows:

1.	Effective immediately, the third bullet under the section entitled “How the Fund is Managed – Class I Share Availability” is replaced in its entirety with the following:

•	be an “institutional investor” which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; 529 college savings plans; and family offices.

2.	Effective January 1, 2013, the section entitled “The Manager” is replaced in its entirety with the following:

The Manager and the Sub-Adviser.  The Manager is a wholly-owned subsidiary of OppenheimerFunds, Inc., the Sub-Adviser.  The Sub-Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

3.	Effective January 1, 2013, the following section is added after the section entitled “The Investment Advisory Agreement” as follows:

The Sub-Advisory Agreement. Under the sub-advisory agreement between the Manager and the Sub-Adviser, the Sub-Adviser shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities, commodity interests and the property comprising the assets of the Fund. The Sub-Adviser selects securities and/or commodity interests for the Fund’s portfolio and provides related advisory services. The portfolio manager(s) of the Fund is employed by the Sub-Adviser and is principally responsible for the provision of advisory services of the Fund’s portfolio. Other members of the Sub-Adviser’s investment teams provide the portfolio manager(s) with counsel and support in managing the Fund’s portfolio.

Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of investment advisory services. The fee paid to the Sub-Adviser under the sub-advisory agreement is paid by the Manager, not by the Fund.

The sub-advisory agreement states that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Adviser shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

4.	Effective January 1, 2013, references to the “Manager” in the section entitled “Pending Litigation” refer to OppenheimerFunds, Inc. and not OFI Global Asset Management, Inc.

5.	Effective January 1, 2013, the brokerage provisions of the sub-advisory agreement are substantially similar to those contained in the advisory agreement and disclosed in the Section entitled “Brokerage Provisions of the Investment Advisory Agreement”.

6.	Effective January 1, 2013, the brokerage practices followed by the Sub-Adviser are substantially similar to those previously followed by the Manager and disclosed in the Section entitled “Brokerage Policies of the Fund – Brokerage Practices Followed by the Manager”.

7.	Effective January 1, 2013, the first sentence of the section entitled “Additional Information About the Fund – The Transfer Agent” is replaced with the following:

The Transfer Agent.  OFI Global Asset Management, Inc. is the Fund’s Transfer Agent, and Shareholder Services, Inc. doing business as OppenheimerFunds Services is the Fund’s Sub-Transfer Agent.

PS0590.019